UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2012

CATALENT PHARMA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-147871	13-3523163
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 “Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

Completion of Acquisition

On February 17, 2012, Catalent Pharma Solutions, Inc., a Delaware corporation (“Catalent”), completed its acquisition of the Clinical Trial Supplies business (the “CTS Business”) of Aptuit, LLC, a Delaware limited liability company (“Aptuit”), by purchasing all of the outstanding shares of capital stock of Aptuit Holdings, Inc. (“Holdings”), a wholly-owned subsidiary of Aptuit (the “Acquisition”).

In accordance with the Stock Purchase Agreement between Catalent and Aptuit, dated as of August 19, 2011, as amended on January 22, 2012, Catalent purchased all of the outstanding shares of capital stock of Holdings from Aptuit for a purchase price of $407 million (subject to working capital and indebtedness adjustment). Holdings is now a direct, wholly-owned subsidiary of Catalent.

Catalent financed the Acquisition and related fees and expenses using the proceeds from the Incremental Term Loan Facility (as defined below) and cash on hand. Catalent had previously disclosed that it expected to fund the Acquisition with a combination of cash on hand, an incremental term loan facility and borrowings available under Catalent’s existing revolving credit facility. The financing structure chosen enables Catalent to preserve its liquidity and borrowing capacity under the Company’s existing revolving credit facility.

Financing of Acquisition

Overview

On February 17, 2012, in connection with the Acquisition, Catalent entered into Amendment No. 2 (the “Second Amendment”) amending the Credit Agreement, dated as of April 10, 2007 (the “Original Credit Agreement”), as amended by Amendment No. 1, dated as of June 1, 2011, among Catalent (f/k/a Cardinal Health 409, Inc.), PTS Intermediate Holdings LLC, Morgan Stanley Senior Funding, Inc., as the administrative agent, collateral agent and swing line lender and the other lenders as parties thereto (as amended, supplemented or otherwise modified, the “Credit Agreement”), in order to finance a portion of the purchase price for the Acquisition. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Certain of the agents and lenders under the Incremental Term Loan Facility and their affiliates have, from time to time, provided investment banking and financial advisory services to Catalent and/or its affiliates for which they have received customary fees and commissions. They may provide these services from time to time in the future.

The Second Amendment provides senior secured financing consisting of a $400 million incremental term loan facility (the “Incremental Term Loan Facility”) pursuant to the accordion feature under the Credit Agreement (the net proceeds of the Incremental Term Loan Facility after giving effect to any fees and expenses, including original issue discount, were $390,059,156.77). Catalent is the borrower under the Incremental Term Loan Facility. The loans under the new Incremental Term Loan Facility will be an incremental term loan facility with substantially similar terms as Catalent’s existing term loan facilities.

Interest Rate

Borrowings under the Incremental Term Loan Facility bear interest, at Catalent’s option, at a rate equal to the Eurocurrency Rate applicable to Dollar Term Loans plus 4.00%, subject to a floor of 1.25% or the Base Rate plus 3.00%, subject to a floor of 2.25%.

Amortization

The Incremental Term Loan Facility will mature on the earlier of (i) September 15, 2017 and (ii) the 91st day prior to the maturity of Catalent’s Senior Subordinated Notes or any permitted refinancing thereof; provided such Senior Subordinated Notes have an outstanding aggregate principal amount in excess of $100 million. Catalent is required to repay installments on the loans under the Incremental Term Loan Facility in quarterly installments in aggregate annual amounts equal to 1.00% of their funded total principal amount, with the remaining amount payable on the date of maturity.

Prepayments

The Incremental Term Loan Facility contains identical mandatory and voluntary prepayments as those in Catalent’s existing term loan facilities under the Credit Agreement.

Prepayment Terms, Covenants, Events of Default and Voting Arrangements

The prepayment terms, covenants, events of default and voting arrangements applicable to the Incremental Term Loan Facility are the same as those applicable to the existing term loan facilities under the Credit Agreement.

This summary does not purport to be complete and is qualified by the actual terms of Amendment No. 2 that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Original Credit Agreement has been previously filed by Catalent with the SEC as Exhibit 10.19 to Catalent’s Registration Statement on Form S-4 filed on December 6, 2007 (File No. 333-147871) and the material terms are described on pages 143 to 145 of Catalent’s Prospectus filed with the SEC pursuant to Rule 424(b)(3) on March 6, 2008, which description (other than with respect to the interest, maturity and amortization terms under the Incremental Term Loan Facility, which are set forth above) is incorporated herein by reference.

A copy of the press release announcing completion of the Acquisition and entry into the Incremental Term Loan Facility is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Holdings required by this Item will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits. The following Exhibits are filed as part of this Current Report on Form 8-K.

Exhibit	Description

10.1	Amendment No. 2, dated as of February 17, 2012, relating to the Credit Agreement, dated as of April 10, 2007, as amended, among Catalent, PTS Intermediate Holdings LLC, Morgan Stanley Senior Funding, Inc., as the administrative agent, collateral agent and swing line lender and other lenders as parties thereto.

99.1	Press Release, dated February 17, 2012.

99.2	The description of the Original Credit Agreement on pages 143 to 145 of Catalent’s Prospectus filed with the SEC pursuant to Rule 424(b)(3) on March 6, 2008 is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent Pharma Solutions, Inc.
(Registrant)

By:	/s/ Samrat S. Khichi
Name:	Samrat S. Khichi
Title:	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Dated: February 24, 2012

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EXHIBIT LIST

Exhibit	Description

10.1	Amendment No. 2, dated as of February 17, 2012, relating to the Credit Agreement, dated as of April 10, 2007, as amended, among Catalent, PTS Intermediate Holdings LLC, Morgan Stanley Senior Funding, Inc., as the administrative agent, collateral agent and swing line lender and other lenders as parties thereto.

99.1	Press Release, dated February 17, 2012.

99.2	The description of the Original Credit Agreement on pages 143 to 145 of Catalent’s Prospectus filed with the SEC pursuant to Rule 424(b)(3) on March 6, 2008 is incorporated herein by reference.

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